                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

                                               [ ]  Confidential, for Use of the Commission
Check the appropriate box:                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                              CAMINUS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               EXPLANATORY NOTE



The following revised definitive proxy statement is being filed solely to correct typographical errors relating to the shares authorized under the 1999 Employee Stock Purchase Plan in connection with the proposed increase.

                              CAMINUS CORPORATION
                                825 THIRD AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10022

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                          ON WEDNESDAY, APRIL 24, 2002

     The Annual Meeting of Stockholders of Caminus Corporation, a Delaware corporation (the "Company"), will be held at The Penn Club, 30 West 44th Street, New York, New York, on Wednesday, April 24, 2002, at 10:00 a.m., local time, to consider and act upon the following matters:

     1.  To elect two Class III Directors to serve for the ensuing three years.

     2. To approve an amendment to the Company's 1999 Stock Incentive Plan, increasing from 1,218,943 to 1,418,943 the number of shares of Common Stock of the Company authorized for issuance under such plan.


     3. To approve an amendment to the Company's 1999 Employee Stock Purchase Plan, increasing from 95,238 to 595,238 the number of shares of Common Stock of the Company authorized for issuance under such plan.


     4. To ratify the selection by the Board of Directors of KPMG LLP as the Company's independent auditors for the year ending December 31, 2002.

     5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 8, 2002 will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. A list of the Company's stockholders is open for examination to any stockholder at the principal executive offices of the Company at the address set forth above, and will be available at the Annual Meeting.

     Copies of the Company's 2001 Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2001, which reports contain information of interest to stockholders, accompany this Notice and the enclosed Proxy Statement.

     All stockholders are cordially invited to attend the meeting.

                                        By Order of the Board of Directors,

                                        DAVID M. STONER
                                        President and Chief Executive Officer

New York, New York
March 15, 2002

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                              CAMINUS CORPORATION
                                825 THIRD AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10022

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON WEDNESDAY, APRIL 24, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Caminus Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at The Penn Club, 30 West 44th Street, New York, New York, on Wednesday, April 24, 2002 at 10:00 a.m., local time, and at any adjournment or adjournments of the meeting (the "Annual Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

     At the close of business on March 8, 2002, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 17,996,934 shares of Common Stock of the Company, $0.01 par value per share (the "Common Stock"). Holders of shares of Common Stock are entitled to one vote per share as to all matters submitted to the stockholders at the Annual Meeting.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY, THE COMPANY'S 2001 ANNUAL REPORT TO STOCKHOLDERS AND THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 ARE FIRST BEING SENT OR GIVEN TO STOCKHOLDERS ON OR ABOUT MARCH 25, 2002. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER AND THE PAYMENT OF AN APPROPRIATE PROCESSING FEE, FURNISH COPIES OF THE EXHIBITS TO ITS ANNUAL REPORT ON FORM 10-K. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, 825 THIRD AVENUE, 28TH FLOOR, NEW YORK, NEW YORK 10022, ATTENTION: SECRETARY.

VOTES REQUIRED

     Under the Company's Amended and Restated By-laws, the holders of a majority of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) shall constitute a quorum for the transaction of business at the Annual Meeting. A quorum, once established at the Annual Meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of capital stock present or represented by proxy at the Annual Meeting and voting on the matter is required for the approval of the amendment to the Company's 1999 Stock Incentive Plan, for the approval of the amendment to the Company's 1999 Employee Stock Purchase Plan and for the ratification of the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the matters to be voted on at the Annual Meeting, each of which requires the affirmative vote of either a plurality or a majority of the votes cast or shares voting on the matter.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information, as of February 28, 2002 (except as otherwise specified), with respect to the beneficial ownership of the Common Stock by:

     - each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock;

     - each director and nominee for director of the Company;

     - the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on December 31, 2001 (the "Named Executive Officers"); and

     - all executive officers, directors and nominees for director of the Company as a group.

                                                                NUMBER OF SHARES      PERCENTAGE OF
                                                                 OF COMMON STOCK       COMMON STOCK
BENEFICIAL OWNER                                              BENEFICIALLY OWNED(1)   OUTSTANDING(2)
----------------                                              ---------------------   --------------
5% STOCKHOLDERS
OCM Principal Opportunities Fund, L.P.(3)...................        3,856,157                   21.4%
  c/o Oaktree Capital Management, LLC
  333 South Grand Avenue, 28th Floor
  Los Angeles, CA 90071
Christopher S. Brothers(3)..................................        3,856,157                   21.4%
  c/o Oaktree Capital Management, LLC
  333 South Grand Avenue, 28th Floor
  Los Angeles, CA 90071
Altra Energy Technologies, Inc..............................        1,975,000                   11.0%
  1221 Lamar, Suite 950
  Houston, TX 77010
Pilgrim Baxter & Associates, Ltd.(4)........................        1,186,200                    6.6%
  1400 Liberty Ridge Drive
  Wayne, PA 19087
Arbor Capital Management, LLC(4)............................          983,100                    5.5%
  One Financial Plaza
  120 South Sixth Street
  Suite 1000
  Minneapolis, MN 55402
Brian J. Scanlan(5)(6)......................................          974,235                    5.4%
  c/o Caminus Corporation
  825 Third Avenue, 28th Floor
  New York, NY 10022
ZAK Associates, Inc.(6).....................................          946,375                    5.3%
  c/o Caminus Corporation
  825 Third Avenue, 28th Floor
  New York, NY 10022
OTHER DIRECTORS AND EXECUTIVE OFFICERS
Anthony H. Bloom(7).........................................          707,629                    3.9%
Nigel L. Evans..............................................          537,180                    3.0%
Lawrence D. Gilson(8)(9)....................................          428,218                    2.4%
Richard K. Landers(8)(9)....................................          428,218                    2.4%
David M. Stoner(10).........................................          361,889                    2.0%
John A. Andrus(11)..........................................           31,401                      *
Clare M. J. Spottiswoode(12)................................            2,083                      *
Joseph P. Dwyer.............................................                0                      *
All directors and executive officers as a group (10
  persons)(13)..............................................        6,898,792                   38.2%

---------------

   * Less than 1%

 (1) The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. For purposes of this table, each person is deemed to beneficially own any shares subject to stock options, warrants or other securities convertible into Common Stock, held by such person which are currently exercisable or convertible, or exercisable or convertible within 60 days after February 28, 2002.

 (2) Number of shares deemed outstanding includes 17,994,493 shares issued and outstanding as of February 28, 2002, plus any shares subject to stock options, warrants or other securities convertible into Common Stock, held by the referenced beneficial owner(s).

 (3) Includes 3,852,140 shares of Common Stock held by OCM Principal Opportunities Fund, L.P. (the "Fund"). Oaktree Capital Management, LLC ("Oaktree"), a registered investment adviser under the Investment Advisers Act of 1940, has voting and dispositive power over the shares held by the Fund as general partner of the Fund. Christopher S. Brothers is a managing director of Oaktree. Although Oaktree may be deemed to beneficially own such shares for purposes of Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Oaktree disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. To the extent that Mr. Brothers participates in the process to vote or dispose of such shares, he may be deemed under certain circumstances for purposes of Section 13 of the Exchange Act to be the beneficial owner of such shares of Common Stock. Mr. Brothers disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Also includes 4,017 shares of Common Stock issuable upon the exercise of an option granted to Mr. Brothers as a director of the Company. Any proceeds from the sale of shares issuable upon exercise of the option are for the benefit of the Fund. Each of Oaktree and Mr. Brothers disclaims beneficial ownership of the shares issuable upon exercise of such option, except to the extent of any pecuniary interest therein.

 (4) Based solely upon information contained in stockholder's publicly available filing on Schedule 13G.

 (5) Includes 946,375 shares of Common Stock held by ZAK Associates, Inc., which is an entity that is directly owned by Brian J. Scanlan and Cynthia Chang. Mr. Scanlan and Ms. Chang are husband and wife and share voting and dispositive power over the shares of Common Stock owned by ZAK Associates, Inc. Also includes 20,208 shares which are owned jointly by Mr. Scanlan and Ms. Chang and 7,652 shares that are owned by Ms. Chang.

 (6) Includes 149,900 shares of Common Stock pledged by ZAK Associates, Inc. to an affiliate of Banc of America Securities LLC to secure a forward sale contract that matures on February 28, 2005.

 (7) Includes 703,612 shares of Common Stock held by RIT Capital Partners plc ("RIT"). Anthony H. Bloom, a former director of RIT, provides investment advice to RIT and may be deemed to beneficially own the shares held by RIT. Mr. Bloom disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Also includes 4,017 shares of Common Stock issuable upon the exercise of stock options.

 (8) Includes 8,034 shares of Common Stock issuable upon the exercise of stock options, of which 4,017 are issuable upon the exercise of options granted to Lawrence D. Gilson as a director and 4,017 shares are issuable upon the exercise of options granted to Richard K. Landers as a director. Any proceeds from the sale of shares issuable upon the exercise of options granted to Messrs. Gilson and Landers are for the benefit of GFI, as defined below. Each of Messrs. Gilson and Landers disclaims beneficial ownership of the shares issuable upon the exercise of such options, except to the extent of any pecuniary interest therein.

 (9) Includes 420,184 shares owned by GFI Two LLC (together with its affiliated entities, "GFI"). GFI has pledged (a) 150,000 of such shares to an affiliate of Banc of America Securities LLC to secure a forward sale contract that matures on June 20, 2003 and (b) 112,400 of such shares to an affiliate of Banc of America Securities LLC to secure a forward sale contract that matures on February 28, 2005. Lawrence D. Gilson is Chairman of GFI, and Richard K. Landers is a principal of GFI. To the extent that Messrs. Gilson and Landers participate in the process to vote or dispose of such shares, Messrs. Gilson and Landers may be deemed to beneficially own the shares held by GFI. Each of

     Messrs. Gilson and Landers disclaims beneficial ownership of such shares, except to the extent of his direct pecuniary interest therein.

(10) Includes (a) 25,000 shares of Common Stock pledged by David M. Stoner and Diane B. Stoner to an affiliate of Banc of America Securities LLC to secure a forward sale contract that matures on August 22, 2004 and (b) 68,200 shares of Common Stock pledged by David M. Stoner and Diane B. Stoner to an affiliate of Banc of America Securities LLC to secure a forward sale contract that matures on February 28, 2005.

(11) Includes 30,175 shares of Common Stock issuable upon the exercise of stock options.

(12) Consists of 2,083 shares of Common Stock issuable upon the exercise of stock options.

(13) Includes an aggregate of 48,326 shares of Common Stock issuable upon the exercise of stock options.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors is classified into three classes, with members of each class holding office for staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the Class I, Class II and Class III directors expire upon the election and qualification of successor directors at the annual meetings of stockholders to be held in 2003, 2004 and 2002, respectively.

     Unless the proxy is marked otherwise, the persons named in the enclosed proxy will vote to elect, as Class III directors, Christopher S. Brothers and David M. Stoner to serve for the ensuing three-year term. All of the nominees are currently Class III directors of the Company. Each of the nominees has indicated his willingness to serve, if elected, but if either should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. The Board has no reason to believe that either of the nominees will be unable to serve if elected.

DIRECTORS AND NOMINEES

     For each member of the Board whose term of office as a director continues after the Annual Meeting, including those who are nominees for election as Class III directors, there follows information given by each concerning his or her name and age, his or her positions with the Company, his or her principal occupation and business experience during the past five years, the names of the other organizations for which he or she serves as a director and the year during which he or she first became a director of the Company. There are no familial relationships among any of the directors, nominees for director and executive officers, except that Messrs. Gilson and Stoner are brothers-in-law.

                        NOMINEES FOR CLASS III DIRECTORS
                   (TERMS EXPIRE AT THE 2005 ANNUAL MEETING)

     CHRISTOPHER S. BROTHERS, 36, has served as a director of the Company since May 1998. Mr. Brothers is a managing director of Oaktree Capital Management, LLC, a registered investment adviser under the Investment Advisers Act of 1940. Prior to joining Oaktree Capital Management, LLC in 1996, Mr. Brothers worked at the New York headquarters of Salomon Brothers Inc, an investment bank, where he served as a vice president in the mergers and acquisitions group. Prior to 1992, Mr. Brothers was a manager in the valuation services group of PricewaterhouseCoopers LLP, an accounting firm. Mr. Brothers serves on the boards of directors of each of Cherokee International LLC, National Mobile Television, Inc., Power Measurement, Inc. and Xantrex Technology, Inc.

     DAVID M. STONER, 60, has served as the Company's president and chief executive officer and as a director since October 1998. From April 1997 to October 1998, Mr. Stoner served as president and chief operating officer at SS&C Technologies, Inc., a provider of asset management software to the financial services industry. From August 1995 to September 1996, Mr. Stoner was president and chief operating officer of The Dodge Group, Inc., a software company providing PC-based general ledger systems. From December 1987 to August 1995, Mr. Stoner served as executive vice president, worldwide operations at Marcam Corporation, an international provider of enterprise applications and services.

                               CLASS I DIRECTORS
                   (TERMS EXPIRE AT THE 2003 ANNUAL MEETING)

     ANTHONY H. BLOOM, 63, has served as a director of the Company since May 1998. Mr. Bloom is an international investor now based in London. Prior to his relocation to London in July 1988, he lived in South Africa where he was the chairman and chief executive of The Premier Group, a multi-billion dollar conglomerate involved in agribusiness, retail and consumer products, and a member of the boards of directors of Barclays Bank, Liberty Life Assurance and South African Breweries. After moving to the United Kingdom in 1988, he served as a member of the board of directors of RIT Capital Partners plc, a publicly traded, London-based investment company chaired by Lord Rothschild, and as Deputy Chairman of Sketchley plc.

Mr. Bloom presently provides investment advice to RIT Capital Partners and is chairman of Cine-UK Ltd. Mr. Bloom is also a director of each of Cherokee International LLC, Power Measurement, Inc., Rio Narcea Gold Mines Ltd., Xantrex Technology, Inc., Afri-Can Marine Minerals Corp. and Rockridge Consolidated Ltd.

     RICHARD K. LANDERS, 54, has served as a director of the Company since May 1998. Mr. Landers is a principal of GFI Energy Ventures LLC and a founder of each GFI affiliated entity established since 1995. From 1986 to 1995, he was a partner of Venture Associates and of Arthur Andersen LLP following that firm's acquisition of Venture Associates. From 1979 to 1986, Mr. Landers held senior planning strategy positions in Los Angeles and Washington, D.C. with Southern California Gas Company and its holding company, Pacific Enterprises. Before joining Southern California Gas, Mr. Landers served as a foreign service officer in the U.S. State Department with special responsibilities for international energy matters. He is also a director of each of LODESTAR Corporation and RealEnergy, Inc.

     CLARE M.J. SPOTTISWOODE, 48, has served as a director of the Company since December 2000. From April 1999 to April 2000, Ms. Spottiswoode was a partner of PA Consulting Group, a management, systems and technology consulting firm. From November 1998 to March 1999, she served as senior vice president of Azurix, a global water services company. From 1993 to 1998, Ms. Spottiswoode served as director general of Gas Supply, the United Kingdom's gas regulator. In 1984, she founded, and until 1990 was chairman and chief executive of, Spottiswoode and Spottiswoode, a microcomputer software company targeted at the financial and corporate sectors. Ms. Spottiswoode serves as chairman of the board of each of Economatters, H2GO and Homebill and as a director of each of Advanced Technology Ltd., British Energy and Gerard Energy Ventures. Ms. Spottiswoode was made a commander of the British Empire in 1999.

                               CLASS II DIRECTORS
                   (TERMS EXPIRE AT THE 2004 ANNUAL MEETING)

     NIGEL L. EVANS, 48, has served as the Company's executive vice president and head of Global Energy Market Strategy since January 2002 and as a director since May 1998. From November 2000 to January 2002, Dr. Evans served as the Company's executive vice president and director of European operations. Dr. Evans served as the Company's senior vice president and director of European operations from May 1998 to November 2000. From 1985 to May 1998, Dr. Evans served as chairman and chief executive officer of Caminus Energy Limited, a European strategic consultancy acquired by the Company in May 1998.

     LAWRENCE D. GILSON, 53, has served as chairman of the board of directors of the Company since May 1998. Mr. Gilson is Chairman of GFI Energy Ventures LLC and founded this and all other GFI affiliated entities since 1995. GFI is a fund manager with an exclusive energy focus. He previously founded and was president of Venture Associates, a leading energy industry consulting firm, from 1985 to 1995. When he and his partners sold Venture Associates to Arthur Andersen LLP in a two-stage transaction in 1990 and 1992, Mr. Gilson also became worldwide head of Arthur Andersen's utility consulting practice. Prior to founding Venture Associates, Mr. Gilson served as a member of the White House staff from 1977 through 1979 and then as vice president for corporate development and government affairs of Amtrak, a passenger rail company, from 1979 to 1983. He is also board chair of Power Measurement, Inc.

     BRIAN J. SCANLAN, 39, has served as the Company's executive vice president, future products since July 2001 and as a director since May 1998. From November 2000 to July 2001, Mr. Scanlan served as executive vice president, chief technology officer of the Company. Mr. Scanlan served as the Company's senior vice president and chief technology officer from January 1999 to November 2000. From May 1998 to December 1998, Mr. Scanlan served as president of Zai*Net Software, L.P., and, from 1987 to May 1998, he served as president of Zai*Net Software, Inc., a software firm and the Company's predecessor.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met six times during 2001. Each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he or she then served.

     The Board has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee met four times during 2001. The current Audit Committee members are Messrs. Bloom, Brothers and Landers.

     The Board has a Compensation Committee which establishes the compensation policies applicable to the Company's executive officers and administers and grants stock options pursuant to the Company's stock plans. The Compensation Committee met five times during 2001. The current members of the Compensation Committee are Ms. Spottiswoode and Messrs. Bloom and Brothers.

     The Board has no nominating committee.

DIRECTOR COMPENSATION

     The Company reimburses directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any meetings of its committees. Each non-employee director is paid $1,500 for attendance at each meeting of the Board of Directors or for each telephonic meeting of the Board in which he or she participates. Each non-employee director is further entitled to $1,500 for each meeting of a committee of the Board attended by the director which is held on a day other than the day of, or the day before or after, the date of any meeting of the full Board of Directors. Other directors are not entitled to compensation in their capacities as directors. The Company may, in its discretion, grant stock options and other equity awards to its non-employee directors from time to time under its stock plans.

     On February 8, 2001, Ms. Spottiswoode received an option under the Company's 1999 Stock Incentive Plan to purchase 7,143 shares of Common Stock at an exercise price of $20.13 per share. The option vests as to 25% of the original number of shares on the first anniversary of the date of grant, and as to 75% of the original number of shares in 36 equal monthly installments each month thereafter. See "Proposal 2 -- Amendment to 1999 Stock Incentive Plan" for a description of the 1999 Stock Incentive Plan and "Certain Relationships and Related Transactions" for additional information.

EXECUTIVE COMPENSATION

  SUMMARY COMPENSATION

     The following table sets forth certain information with respect to the total compensation of each of the Named Executive Officers for the three years ended December 31, 2001. The total compensation paid or accrued below includes compensation paid or accrued by Caminus LLC and Zai*Net Software, Inc. for fiscal year 1999 and Caminus Limited for fiscal years 1999 through 2001. In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table below does not include medical, group life or other benefits which are available to all of the Company's salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table. In the table below, columns required by the regulations of the Securities and Exchange Commission have been omitted where no information was required to be disclosed under those columns.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                           ANNUAL COMPENSATION               ------------
                               -------------------------------------------    SECURITIES
                                                              OTHER ANNUAL    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY      BONUS      COMPENSATION    OPTIONS(1)    COMPENSATION(2)
---------------------------    ----   --------   ----------   ------------   ------------   ---------------
David M. Stoner..............  2001   $350,000   $  250,000    $       --      100,000          $    --
  President and Chief          2000    250,000    2,726,677(3)   1,112,500(4)        --              --
  Executive Officer            1999    250,000      125,000            --           --               --

Nigel L. Evans(5)(6).........  2001    279,036           --            --      100,000            9,894
  Executive Vice President     2000    248,148      236,497            --           --           16,429
  and Head of Global Energy    1999    330,000      162,000            --           --           16,563
  Market Strategy

John A. Andrus(7)............  2001    204,133      195,000            --      250,000            1,000
  Executive Vice President
  and Chief Operating Officer

Brian J. Scanlan.............  2001    250,223           --            --      100,000            1,000
  Executive Vice President,    2000    180,000       41,161            --           --               --
  Future Products              1999    162,500       32,542            --           --               --

Joseph P. Dwyer(8)...........  2001    194,792      125,000            --      160,000            1,000
  Executive Vice President
  and Chief Financial Officer

---------------
(1) Represents the number of shares covered by options to purchase shares of Common Stock granted during the respective year. The Company has never granted stock appreciation rights.

(2) Unless otherwise noted, the amounts in this column represent 401(k) match contributions paid by the Company.

(3) Mr. Stoner's bonus for the year 2000 includes (a) an award of 160,209 shares of Common Stock at a value of $2,563,344, or $16.00 per share on the date of grant, and (b) $163,333 for services rendered during 2000.

(4) Represents the outstanding balance of a loan from the Company to Mr. Stoner, which was forgiven by the Company in February 2000 in connection with the Company's initial public offering.

(5) Dr. Evans' compensation in U.S. dollars is based on an exchange ratio of approximately $1.62, $1.49 and $1.45 per L1 as of December 31, 1999, 2000 and 2001, respectively.

(6) The amounts in the "All Other Compensation" column represent Caminus Limited's contributions to Dr. Evans' personal pension plan.

(7) Mr. Andrus became an executive officer in December 2001 when he was promoted to the positions of Executive Vice President and Chief Operating Officer.

(8) Mr. Dwyer joined the Company in April 2001.

  OPTION GRANTS

     The following table contains information concerning stock option grants made in 2001 to each of the Named Executive Officers. The per share exercise price of all options described below represents the fair market value of the Company's Common Stock on the grant date.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE VALUE
                       -----------------------------------------------------------     AT ASSUMED ANNUAL RATES
                                             PERCENT OF                                    OF STOCK PRICE
                           NUMBER OF        TOTAL OPTIONS                              APPRECIATION FOR OPTION
                           SECURITIES        GRANTED TO     EXERCISE                           TERM(3)
                       UNDERLYING OPTIONS   EMPLOYEES IN    PRICE PER   EXPIRATION   ---------------------------
NAME                       GRANTED(1)        FISCAL YEAR    SHARE(2)       DATE           5%            10%
----                   ------------------   -------------   ---------   ----------   ------------   ------------
David M. Stoner......       100,000              6.3%        $24.71       5/7/11      $1,554,000     $3,938,000
Nigel L. Evans.......       100,000              6.3          24.71       5/7/11       1,554,000      3,938,000
John A. Andrus.......       200,000             12.6          24.71       5/7/11       3,108,000      7,876,000
                             50,000              3.2          20.13       2/8/11         525,000      1,604,000
Brian J. Scanlan.....       100,000              6.3          24.71       5/7/11       1,554,000      3,938,000
Joseph P. Dwyer......       160,000             10.1          24.71       5/7/11       2,486,400      6,300,800

---------------

(1) Each option vests as to 25% of the original number of shares on the first anniversary of the date of grant, and as to 75% of the original number of shares in 36 equal monthly installments each month thereafter. Other than Mr. Andrus' option to purchase 50,000 shares of Common Stock, which was granted on February 8, 2001, all of the options listed above were granted on May 7, 2001.

(2) Represents the closing price of the Common Stock on the Nasdaq National Market on the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

  AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table summarizes certain information regarding stock options exercised during 2001 and the number and value of unexercised stock options held as of December 31, 2001 by each of the Named Executive Officers. No stock appreciation rights were exercised during 2001 by the Named Executive Officers or were outstanding at year end.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-
                                                            UNDERLYING UNEXERCISED       THE-MONEY OPTIONS AT
                                                          OPTIONS AT FISCAL YEAR-END      FISCAL YEAR-END(2)
                          SHARES ACQUIRED      VALUE      --------------------------   -------------------------
NAME                        ON EXERCISE     REALIZED(1)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                      ---------------   -----------   --------------------------   -------------------------
David M. Stoner.........           0         $      0               0/100,000                          $0/$0
Nigel L. Evans..........           0                0               0/100,000                            0/0
John A. Andrus..........      18,200          289,563           9,948/272,575                174,488/539,466
Brian J. Scanlan........           0                0               0/100,000                            0/0
Joseph P. Dwyer.........           0                0               0/160,000                            0/0

---------------

(1) Represents the difference between the aggregate fair market value of the underlying shares of Common Stock on the date of exercise and the aggregate exercise price.

(2) Based on the aggregate fair market value of the underlying shares of Common Stock on December 31, 2001 ($23.00 per share), as reported on the Nasdaq National Market, less the aggregate option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     From January through May 2001, Messrs. Bloom, Brothers and Landers served as members of the Compensation Committee. In May 2001, Ms. Spottiswoode replaced Mr. Landers. No executive officer of the Company has served as a director or member of the compensation committee or other committee serving an equivalent function of any other entity whose executive officers served as a director or member of the Company's Compensation Committee. During 2001, the Compensation Committee determined the compensation of the Company's executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  MR. STONER'S EMPLOYMENT AGREEMENT

     On October 21, 1998, the Company entered into an employment agreement with David M. Stoner, which terminated on October 21, 2001. The Company has not entered into a new employment agreement with Mr. Stoner. Mr. Stoner currently receives a base salary of $400,000 per year and received a bonus of $125,000, $163,333 and $250,000 for services rendered during 1999, 2000 and 2001, respectively. In 2000, Mr. Stoner also received an award of 160,209 shares of Common Stock and the forgiveness of outstanding indebtedness including accrued interest, which equaled $1,112,500, in accordance with Mr. Stoner's employment agreement and a loan agreement between Mr. Stoner and the Company. Mr. Stoner's eligibility for bonuses is determined by the Board of Directors.

     On May 7, 2001, Mr. Stoner was granted an option under the Company's 1999 Stock Incentive Plan to purchase 100,000 shares of Common Stock at an exercise price of $24.71 per share. His option will vest as to 25% of the shares on May 7, 2002 and in 36 equal monthly installments each month thereafter.

     Mr. Stoner's agreement contained a confidentiality provision which survived termination of the employment agreement for so long as Mr. Stoner retains confidential or proprietary information of the Company. Mr. Stoner's agreement further provided that Mr. Stoner may not work for, or hold 5% or more of the outstanding capital stock of, a publicly traded corporation which is a competing business anywhere in the world for one year after the conclusion of his employment. A competing business is one that develops and markets (1) software or consulting advisory services used to analyze or influence client and industry decisions regarding energy pricing, investments, regulatory policy and financial and strategic planning for clients in the natural gas, crude oil, refined products, electric power and utility industries and (2) software or related products or services which otherwise facilitate transactions or other participation in competitive energy markets.

  OTHER EMPLOYMENT ARRANGEMENTS

     On May 12, 1998, Caminus Limited, the Company's wholly owned subsidiary, entered into a service agreement with Dr. Nigel L. Evans, which was amended on January 14, 2000 and terminated on May 5, 2001. The Company has not entered into a new employment agreement with Dr. Evans. Dr. Evans currently receives a base salary of L200,000 per year and received a one-time bonus of L158,723 ($253,957 on February 29, 2000, the date of the award) after the closing of the Company's initial public offering. Dr. Evans did not receive a bonus for services rendered during 2001. On May 7, 2001, however, Dr. Evans was granted an option under the Company's 1999 Stock Incentive Plan to purchase 100,000 shares of Common Stock at an exercise price of $24.71 per share. His option will vest as to 25% of the shares on May 7, 2002 and in 36 equal monthly installments each month thereafter.

     Dr. Evans' service agreement contained a confidentiality provision which survived termination of the agreement and further provided that he may not directly or indirectly act as an employee or consultant for, or hold more than a 5% investment in any class of securities quoted on a stock exchange in, a competing business for one year after the date of termination of Dr. Evans' employment. A competing business is one that develops and markets consulting advisory services used to analyze or influence client and industry decisions regarding energy pricing, investments, regulatory policy and financial and strategic planning for clients in the natural gas, crude oil, refined products, electric power and utility industries. On May 12, 1998, Dr. Evans also entered into a covenant not to compete with Caminus Limited, which extends his obligations not to compete for two years after termination of Dr. Evans' employment in certain circumstances.

     On May 12, 1998, Zai*Net Software, L.P., which was the Company's majority-owned subsidiary at the time, entered into an employment agreement with Brian J. Scanlan, which was amended November 8, 1999. In March 1999, the Company assumed the employment agreement when Zai*Net Software, L.P. was merged into the Company. Mr. Scanlan's agreement terminated on May 12, 2001. The Company has not entered into a new employment agreement with Mr. Scanlan. Mr. Scanlan currently receives a base salary of $287,900 per year and is eligible to participate in the Company's bonus pool. Mr. Scanlan received a bonus of $41,161 for services rendered during 2000. Mr. Scanlan did not receive a bonus for services rendered during 2001. On May 7, 2001, however, Mr. Scanlan was granted an option under the Company's 1999 Stock Incentive Plan to purchase 100,000 shares of Common Stock at an exercise price of $24.71 per share. His option will vest as to 25% of the shares on May 7, 2002 and in 36 equal monthly installments each month thereafter.

     Mr. Scanlan is also a party to a covenant not to compete, dated May 12, 1998, which contains a confidentiality provision and further provides that he may not perform services for, or hold 5% or more of the outstanding capital stock of a publicly traded corporation in, a competing business other than on behalf of the Company or its affiliates anywhere in the world for the greater of
(1) three and one-half years from the date of the agreement or (2) two years after the date of termination of Mr. Scanlan's employment. A competing business is one that develops and markets consulting advisory services used to analyze or influence client and industry decisions regarding energy pricing, investments, regulatory policy and financial and strategic planning for clients in the natural gas, crude oil, refined products, electric power and utility industries.

     On April 10, 2001, the Company entered into an employment letter with Joseph P. Dwyer, the Company's Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. Under the terms of his employment letter, Mr. Dwyer receives a base salary of $275,000 annually. Mr. Dwyer was eligible to receive a bonus for services rendered during 2001 of up to $181,250, depending upon achievement of his bonus plan objectives, which were based on pro forma earnings per share benchmarks. Mr. Dwyer received a bonus of $125,000 for 2001, which was paid in two installments: $62,500 was paid upon commencement of his employment and $62,500 was paid on February 15, 2002. Under his employment letter, Mr. Dwyer is also guaranteed a minimum bonus of $62,500 for 2002, and a minimum bonus potential of $150,000 for 2002. Mr. Dwyer received the guaranteed minimum of $62,500 on February 15, 2002 with the remainder of his bonus for 2002 to be paid after the end of the fiscal year.

     Pursuant to his employment letter, on May 7, 2001, Mr. Dwyer was granted a non-statutory option to purchase 160,000 shares of Common Stock at an exercise price of $24.71 per share. This option was granted as an inducement essential for Mr. Dwyer to enter into his employment arrangement with the Company. His option will vest as to 25% of the shares on May 7, 2002 and in 36 equal monthly installments each month thereafter. Mr. Dwyer's option will immediately vest in full and become exercisable upon a change of control of the Company.

     If Caminus terminates Mr. Dwyer's employment without cause, or if Mr. Dwyer resigns for good reason or within three months after a change in control of the Company, Mr. Dwyer will receive his base salary and any guaranteed portion of his bonus and healthcare benefits for one year after his termination date. If the Company terminates Mr. Dwyer's employment within the first year of his employment without cause or for good reason, the first 25% of his option will immediately vest and become exercisable.

     John A. Andrus currently receives a base salary of $300,000 per year and is eligible to participate in the Company's bonus pool. Mr. Andrus received a bonus of $195,000 for services rendered during 2001. On February 8, 2001, Mr. Andrus was granted an option under the Company's 1999 Stock Incentive Plan to purchase 50,000 shares of Common Stock at an exercise price of $20.13 per share. On May 7, 2001, Mr. Andrus was granted an option under the Company's 2001 Non-Officer Employee Stock Incentive Plan to purchase 200,000 shares of Common Stock at an exercise price of $24.71 per share. Both options will vest as to 25% of the shares on the first anniversary of the date of grant and in 36 equal monthly installments each month thereafter. Mr. Andrus' options will immediately vest in full and become exercisable upon a change of control of the Company.

  ALTRA ENERGY TECHNOLOGIES, INC.

     On November 20, 2001, the Company purchased all of the outstanding shares of capital stock of Altra Software Services, Inc. from Altra Energy Technologies, Inc. ("Altra"). In consideration for the purchase of such shares, the Company issued 1,975,000 shares of its Common Stock to Altra and paid $24,946,520 in cash. The cash portion of the purchase price was paid for in part from the proceeds of a $15,000,000 credit arrangement with Blue Ridge Investments, LLC, an affiliate of Banc of America Securities LLC, and in part from proceeds from the Company's initial public offering. The Company's management and Board of Directors were primarily responsible for negotiating the terms of the purchase agreement. In determining the purchase price, the Company considered the expected synergies of the acquisition, including product development expertise and the ability to cross-sell software and services.

     Pursuant to an escrow agreement between the Company and Altra, 587,097 shares will be held in escrow to satisfy indemnification obligations of Altra until early 2003, 58,065 shares will be held in escrow until the resolution of certain litigation involving Altra Software Services, Inc. and 348,387 shares will be held in escrow until the final adjustment to the purchase price is determined in accordance with the stock purchase agreement between the Company and Altra.

     Pursuant to a registration rights agreement between the Company and Altra, the Company agreed to register the 1,975,000 shares of its Common Stock with the Securities and Exchange Commission by May 19, 2002. That number will be reduced by the number of shares sold by Altra in a secondary offering by the

Company. However, under the registration rights agreement, as recently amended, all such shares issued to Altra are subject to a lock-up, which prohibits Altra from transferring such shares except as follows:

     - During the three-month period beginning on August 20, 2002, it may transfer up to two-thirds of the shares originally issued to it; and

     - After November 20, 2002, it may transfer all such shares.

     In addition, all of the shares issued to Altra are subject to a lock-up with the underwriters of the Company's March 2002 follow-on offering. Under this lock-up, subject to certain exceptions, Altra has agreed not to sell or dispose of any of its shares for 90 days after the effective date of the registration statement relating to the Company's follow-on offering.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of copies of reports filed by reporting persons of the Company ("Reporting Persons") pursuant to Section 16(a) of the Exchange Act, or written representations from certain Reporting Persons that no Form 5 filing was required for such person, the Company believes that during 2001 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act, with the exception of Mr. Scanlan, who filed a late Form 4 in January 2002 to report the exercise of an option in July 2001 by his wife, Cynthia Chang.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for establishing the compensation of, and the compensation policies with respect to, the Company's executive officers, including the Company's Chief Executive Officer, and administering and granting stock options pursuant to the Company's stock plans. From January through May 2001, Messrs. Bloom, Brothers and Landers served as members of the Compensation Committee. In May, Ms. Spottiswoode replaced Mr. Landers as Chair of the Compensation Committee. The Compensation Committee currently consists of Ms. Spottiswoode and Messrs. Bloom and Brothers.

     The objectives of the Company's executive compensation program are to:

     - Attract and retain key executives critical to the long-term success of the Company;

     - Align the interests of executive officers with the interests of stockholders and the success of the Company; and

     - Recognize and reward individual performance and responsibility.

     To achieve these objectives, the Compensation Committee has adopted a mix among the compensation elements of salary, cash bonus and in many cases, stock options.

COMPENSATION PROGRAM

     Base Salary. The Compensation Committee sets the base salaries for all executive officers, including the Chief Executive Officer. In determining appropriate base salaries, the Compensation Committee considers a variety of factors, including: external competitiveness, the roles and responsibilities of the individual, the internal equity of compensation relationships, the contributions of the individual to the Company's success and the individual's overall compensation package. A specific factor considered for incoming executives is the salary that the executive receives in his present position. In addition, the Compensation Committee consults surveys and other data points from the external marketplace, some of which reflect comparable executive salaries in general and some of which are specific to the technology and software industries. The Compensation Committee also considers recommendations made by Mr. Stoner, the Company's Chief Executive Officer.

     Annual Cash Incentive Opportunities. The Company believes that executive compensation should be a function of the success and profitability of the business. As such, the Compensation Committee establishes a bonus pool for the Company each year and allocates the pool among the senior management team, executives and key personnel. The amount of available funds in the pool is based on total revenues in order to align the bonus pool to the interests of the stockholders. Individual incentive awards are linked to the achievement of revenue and net income goals by the Company and/or specific business units and the achievement by the executives of certain objectives that have been assigned based on discussions with the Chief Executive Officer.

     Long-Term Stock Based Incentives. The Compensation Committee also believes that it is essential for executive officers to have the perspective and motivation of stockholders. As such, from time to time the Compensation Committee grants stock options to executive officers and other employees under the Company's 1999 Stock Incentive Plan. In determining actual awards, the Compensation Committee considers the externally competitive market, the contributions of the recipient to the success of the Company, and the need to retain the recipient over time. All executive officers, including the Chief Executive Officer, are eligible to receive awards under the 1999 Stock Incentive Plan.

  2001 COMPENSATION

     Base Salary. Mr. Stoner, the Company's Chief Executive Officer and President, was party to an employment agreement, dated October 21, 1998, that set his annual base salary at $250,000. In May 2001, Mr. Stoner's base salary was increased to $400,000 per year and on October 21, 2001, Mr. Stoner's employment agreement terminated. The Company has not entered into a new employment agreement with Mr. Stoner. In setting Mr. Stoner's original salary, the Compensation Committee considered the salary Mr. Stoner earned at his prior position and his overall compensation package at the Company and referred to compensation studies for chief executive officers for comparable companies. The factors that the Compensation Committee considered in setting Mr. Stoner's increased salary included his overall compensation package and the salaries that chief executive officers of comparable companies in similar industries receive. In addition, the Compensation Committee considered a salary amount that will have motivational and retention value.

     Dr. Evans and Mr. Scanlan were also parties to employment agreements that set their original annual base salaries at L200,000 and $150,000, respectively. Effective January 31, 2000, the Compensation Committee amended Dr. Evans' employment agreement to adjust his annual base salary to L163,500 ($264,870 as of January 31, 2000). On November 8, 1999, the Compensation Committee amended Mr. Scanlan's employment agreement to increase his annual base salary to $175,000. During 2000, the Compensation Committee further reviewed Mr. Scanlan's employment agreement and, effective July 1, 2000, increased his annual base salary to $185,000. On May 5, 2001, Dr. Evans' employment agreement terminated and on May 12, 2001, Mr. Scanlan's employment agreement terminated. The Company has not entered into new employment agreements with either executive officer. In May 2001, Dr. Evans' base salary was increased to L200,000 ($288,000 as of May 1, 2001, the date of increase) per year and Mr. Scanlan's base salary was increased to $287,900 per year. The increases for Dr. Evans and Mr. Scanlan were based upon responsibility levels, contributions to the success of the Company and base salaries of executives in comparable companies. In addition, the Compensation Committee considered a salary amount that has motivational and retention value.

     Mr. Dwyer is a party to an employment letter dated April 10, 2001, which sets his annual base salary at $275,000 per year. In April 2001 the Company set Mr. Andrus' annual base salary at $200,000 per year. Subsequently, in May 2001 and January 2002, Mr. Andrus' salary was increased to $206,200 and then to $300,000, based upon increased responsibility levels regarding license and services revenues, contributions to the success of the Company, base salaries of executives in comparable companies and motivational and retention considerations.

     Annual Cash Incentive Opportunities. For services rendered during fiscal year 2001, Mr. Stoner received a bonus of $250,000. The Compensation Committee based this amount on the Company's performance relative to the established budget and relative to the performance of certain strategic initiatives. The Compensation Committee believes Mr. Stoner's bonus is reflective of the strong leadership he provides for the Company and the senior management team. For fiscal year 2001, Messrs. Dwyer and Andrus received a bonus of $125,000 and $195,000, respectively. The annual cash incentives paid to the Company's executive officers, excluding the Chief Executive Officer, were based on recommendations made by Mr. Stoner and were tied to the Company's performance. In addition, Mr. Dwyer's bonus was based on the achievement of certain pro forma earnings per share benchmarks set forth in his employment letter and Mr. Andrus' bonus was based on the achievement of license revenue and services revenue budgets. Although Dr. Evans and Mr. Scanlan did not receive bonuses for services rendered during fiscal year 2001, each of them received long-term compensation in the form of an option grant, as described below.

     Long-Term Stock Based Incentives. On February 8, 2001, Mr. Andrus received an option grant for 50,000 shares under the Company's 1999 Stock Incentive Plan. In addition, on May 7, 2001, Messrs. Stoner, Scanlan, Dwyer and Andrus and Dr. Evans each received an option grant for 100,000, 100,000, 160,000, 200,000 and 100,000 shares, respectively. The option grants to Messrs. Stoner, Scanlan and Dr. Evans were granted under the Company's 1999 Stock Incentive Plan. The option grant to Mr. Andrus, who was not an executive officer of the Company at the time of grant, was issued under the 2001 Non-Officer Employee Stock Incentive Plan, and the option grant to Mr. Dwyer was issued outside of the Company's stock incentive plans as an inducement essential for Mr. Dwyer to enter into his employment arrangement with the Company. All of the options vest as to 25% of the shares on the first anniversary of the date of grant and in 36 equal monthly installments each month thereafter.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for certain compensation in excess of $1,000,000 paid to the Company's chief executive officer and four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effects of Section 162(m) periodically and generally seeks to structure the long-term stock-based incentive compensation granted to its executive officers in a manner that is intended to avoid the disallowance of deductions under Section 162(m) of the Code. Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company's plans will be treated as qualified performance-based compensation under Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders. For instance, the options awarded to Messrs. Andrus and Dwyer in 2001 were outside the Company's 1999 Stock Incentive Plan and do not comply with the exemptions of Section 162(m).

     While the Compensation Committee does not currently intend to qualify its annual cash incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Company.

     Respectfully submitted by the Compensation Committee of the Board of Directors of Caminus Corporation:

                                          Clare M.J. Spottiswoode (Chair)
                                          Christopher S. Brothers
                                          Anthony H. Bloom

              REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is composed of three members and acts under a written charter first adopted and approved on May 2, 2000. The members of the Audit Committee currently are Anthony Bloom, Christopher Brothers (Chairman) and Richard Landers. Each of the members of the Audit Committee is independent, as defined by its charter and the rules of the Nasdaq Stock Market, with the exception of Richard K. Landers. Mr. Landers is a principal of GFI, which received a $1,300,000 fee from the Company in February 2000 in connection with the provision of strategic advice, as well as financial, tax and general administrative services, to the Company. However, the Board of Directors determined at its meeting in May 2001, that, based upon his financial experience and background, including his tenure at GFI, Venture Associates and Arthur Andersen LLP, Mr. Landers' membership on the Audit Committee is required by the best interests of the Company and its stockholders.

     Management of the Company is responsible for the Company's internal controls, the financial reporting process and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and reviewing these processes. As appropriate, the Audit Committee reviews, evaluates and discusses the following matters with the Company's management, independent auditors and internal accounting and financial and auditing personnel:

     - the plan for, and the independent auditors' report on, each audit of the Company's annual financial statements;

     - the plan for, and the independent auditors' presentation on, each quarterly review of the Company's financial statements;

     - the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

     - management's selection, application and disclosure of critical accounting policies;

     - changes in the Company's accounting practices, principles, controls or methodologies;

     - significant developments or changes in accounting rules applicable to the Company; and

     - the adequacy of the Company's internal controls and accounting and financial personnel.

     It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews. The Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the Company's independent auditors, KPMG LLP, included in their report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's deliberations and discussions with management and KPMG LLP do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's outside auditors are, in fact, independent of the Company and management.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended 2001 and discussed these financial statements with the Company's management and the independent auditors. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with KPMG LLP. SAS 61 requires KPMG LLP to discuss with the Company's Audit Committee, among other things, the following:

     - methods to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which requires auditors annually to disclose in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company was compatible with maintaining such auditors' independence. See "Proposal 4 -- Ratification of Selection of Independent Auditors."

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

     Respectfully submitted by the Audit Committee of the Board of Directors of Caminus Corporation:

                                          Christopher S. Brothers (Chairman)
                                          Anthony H. Bloom
                                          Richard K. Landers

                         COMPARATIVE STOCK PERFORMANCE

     The following graph compares the cumulative total stockholder return on the Common Stock, for the period from January 28, 2000 through December 31, 2001, with the cumulative return on (1) the Nasdaq Composite Index and (2) the Nasdaq Computer and Data Processing Index. The comparison assumes the investment of $100 on January 28, 2000 in the Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends. Prior to January 28, 2000, the Common Stock was not registered under the Exchange Act.

                    [STOCK PERFORMANCE GRAPH INSERTED HERE]

---------------------------------------------------------------------------------------------------
                             JANUARY 28,     JUNE 30,      DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                2000           2000            2000          2001          2001
---------------------------------------------------------------------------------------------------
Caminus Corporation            $100.00      $   127.27       $120.78       $140.10       $119.48
Nasdaq Composite Index          100.00          102.08         63.21         55.58         50.18
Nasdaq Computer and Data
  Processing Index              100.00           90.53         51.84         49.63         44.88

              PROPOSAL 2 -- AMENDMENT TO 1999 STOCK INCENTIVE PLAN

     On February 12, 2002, the Board of Directors adopted resolutions to approve an amendment (the "1999 Plan Amendment") to the 1999 Stock Incentive Plan, as amended (the "1999 Plan"), to increase the number of shares of Common Stock authorized for issuance thereunder from 1,218,943 shares to 1,418,943 shares.

     The Board adopted the 1999 Plan Amendment because the number of shares currently available under the 1999 Plan is insufficient to satisfy the Company's incentive compensation needs. The Board believes that continued grants of stock options, as well as grants of restricted stock and other stock-based awards, will be an important element in attracting and retaining key employees who are expected to contribute to the Company's growth and success.

     As of February 28, 2002, options to purchase an aggregate of 1,101,401 shares of the Common Stock at a weighted average price per share of $21.21 were outstanding under the 1999 Plan.

SUMMARY OF THE 1999 PLAN

     The following is a summary of the material provisions of the 1999 Plan.

     Description of Awards. The 1999 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code ("incentive stock options"), options not intended to qualify as incentive stock options ("non-statutory stock options"), restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights. Generally, awards under the 1999 Plan are not assignable or transferable except by will or the laws of descent and distribution.

     Incentive Stock Options and Non-Statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or its parent or subsidiary corporations). Payment for Common Stock upon exercise of incentive stock options and non-statutory stock options may be made:

     - in cash or by check, payable to the order of the Company;

     - except as the Board of Directors may, in its sole discretion, otherwise provide in an option agreement, by

       - delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or

       - delivery by the participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

     - by delivery of shares of Common Stock owned by the participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith, provided

       - such payment is then permitted under applicable law, and

       - such Common Stock was owned by the participant at least six months prior to such delivery;

     - to the extent permitted by the Board, in its sole discretion by

       - delivery of a promissory note of the participant to the Company on terms determined by the Board, or

       - payment of such other lawful consideration as the Board may determine;
or

     - by any combination of the above permitted forms of payment.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that the conditions specified by the Board in the applicable awards are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such awards.

     Other Stock-Based Awards. Under the 1999 Plan, the Board of Directors has the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

     Eligibility to Receive Awards. All employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) of the Company and its subsidiary corporations are eligible to be granted options, restricted stock awards or other stock-based awards under the 1999 Plan. Under present law, however, incentive stock options may be granted only to employees. The maximum number of shares with respect to which awards may be granted to any participant under the 1999 Plan may not exceed 450,000 shares per calendar year.

     As of February 28, 2002, the Company had approximately 518 employees and five non-employee directors, all of whom were eligible to participate in the 1999 Plan. The number of individuals receiving awards varies from year to year depending on various factors, such as the number of promotions and the Company's hiring needs during the year, and thus the Company cannot now determine future award recipients. From the initial adoption of the 1999 Plan through February 28, 2002, the following persons and groups received options to purchase the number of shares listed below.

                                                                  WEIGHTED AVERAGE   TOTAL SHARES SUBJECT
NAME OF INDIVIDUAL                        TITLE/POSITION           EXERCISE PRICE      TO OPTION GRANTS
------------------                  ---------------------------   ----------------   --------------------
David M. Stoner...................  President and Chief                $24.71              100,000
                                    Executive Officer;
                                    Nominee for Class III
                                    Director
Nigel L. Evans....................  Executive Vice President           $24.71              100,000
                                    and Head of Global Energy
                                    Market Strategy
John A. Andrus....................  Executive Vice President           $20.13               50,000
                                    and Chief Operating Officer
Brian J. Scanlan..................  Executive Vice President,          $24.71              100,000
                                    Future Products
Joseph P. Dwyer...................  Executive Vice President               NA                    0
                                    and Chief Financial Officer
Christopher S. Brothers...........  Nominee for Class III              $16.00                7,143(1)
                                    Director
All current executive officers, as
  a group.........................  NA                                 $24.06              350,000
All current directors who are not
  executive officers, as a          NA
  group...........................                                     $16.83               35,715
All employees who are not
  executive officers, as a          NA
  group...........................                                     $19.48              958,191

---------------

(1) Any proceeds from the sale of shares issuable upon exercise of the option held by Mr. Brothers are for the benefit of OCM Principal Opportunities Fund, L.P.

     On March 8, 2002, the last reported sale price of the Common Stock on the Nasdaq National Market was $21.36 per share.

     Administration. The 1999 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1999 Plan and to interpret the provisions of the 1999 Plan. Pursuant to the terms of the 1999 Plan, the Board may delegate authority under the 1999 Plan to one or more Board committees, and subject to certain limitations, to one or more executive officers of the Company.

     Subject to the provisions of the 1999 Plan and applicable law, the Board, or, upon the Board's delegation, one or more of the Company's executive officers or one or more committees or subcommittees of the Board, has the authority to select the persons to whom awards are granted and determine the terms of each award, including:

     - the number of shares of Common Stock covered by options and the dates upon which such options become exercisable;

     - the exercise price of options;

     - the duration of options; and

     - the number of shares of Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

     The Board may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option into a non-statutory stock option, provided that the participant's consent to such an action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant. The Board may also at any time accelerate the date on which an option, restricted stock award or a stock-based award becomes exercisable, becomes free of its restrictions or conditions or becomes realizable, as the case may be.

     The Board is required to make appropriate adjustments in connection with the 1999 Plan and any outstanding awards thereunder to reflect any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event. If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such award will again be available for grant under the 1999 Plan subject, however, in the case of incentive stock options to any limitations under the Code. In the event of a merger, liquidation or other Acquisition Event (as defined in the 1999 Plan), the Board is authorized to provide for outstanding options or other stock-based awards to be assumed or substituted for by the acquiror. If the acquirer refuses to assume or substitute for outstanding options, they will accelerate, becoming fully exercisable and free of restrictions, prior to consummation of the Acquisition Event. In addition, following an Acquisition Event, under some circumstances, an assumed or substituted award will accelerate if the employment of its holder with the acquirer is terminated within one year of the Acquisition Event.

     Amendment or Termination. No award may be made under the 1999 Plan after September 29, 2009, but the vesting and effectiveness of awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 1999 Plan, except that no award granted after an amendment of the 1999 Plan and designated as subject to Section 162(m) of the Code by the Board shall become exercisable, realizable or vested to the extent the amendment was required to grant such award, unless and until such amendment shall have been approved by the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 1999 Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

     A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary compensation income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

     Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE 1999 PLAN AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

          PROPOSAL 3 -- AMENDMENT TO 1999 EMPLOYEE STOCK PURCHASE PLAN


     On October 30, 2001, the Board of Directors adopted resolutions to approve an amendment (the "1999 ESPP Amendment") to the 1999 Employee Stock Purchase Plan, as amended (the "1999 ESPP"), to increase the number of shares of Common Stock authorized for issuance thereunder from 95,238 shares to 595,238 shares.


     The Board adopted the 1999 ESPP Amendment because the number of shares currently available under the 1999 ESPP is insufficient to satisfy the expected 2002 share requirements thereunder. The Board believes that the continued ability of the Company's employees to purchase shares under the 1999 ESPP will be an important element in attracting and retaining key employees who are expected to contribute to the Company's growth and success.

SUMMARY OF THE 1999 ESPP

     The following is a summary of the material provisions of the 1999 ESPP.

     Administration. The 1999 ESPP qualifies as an "employee stock purchase plan" under Section 423 of the Code. The 1999 ESPP permits employees of the Company or any designated subsidiary of the Company to purchase shares of the Company's Common Stock in a series of one or more offerings. During each offering, participants will accrue funds in an account through payroll deductions. At the end of the offering, the funds will be applied to the purchase of Common Stock. The 1999 ESPP is administered by the Board of Directors, or a committee appointed by the Board, which specifies the date on which an offering will begin. An offering period generally extends for six months; however, the Board may, in its discretion, choose an offering period of 12 months or less for any offering. The Board has the authority to make rules and regulations for the administration of the 1999 ESPP and its interpretations and decisions are final and conclusive.

     Eligibility. With certain limited exceptions in the case of employees who hold a significant amount of stock of the Company or any parent or subsidiary corporation as defined in Section 423(b)(3), and including stock attributed by the application of Section 424(d) of the Code, all employees of the Company, including directors of the Company who are also employees, and all employees of any designated subsidiaries of the Company, are eligible to participate in the 1999 ESPP, provided that:

     - they are customarily employed by the Company or a designated subsidiary for more than 20 hours per week and for more than five months in a calendar year;

     - they have been employed by the Company or a designated subsidiary of the Company for at least three months prior to participation; and

     - they are employees of the Company or a designated subsidiary of the Company on the first day of the applicable offering period.

     As of February 28, 2002, the Company had approximately 481 employees eligible to participate in the 1999 ESPP. Because each employee's participation in the 1999 ESPP is purely voluntary, the future benefits under the 1999 ESPP are not yet determinable. From the initial adoption of the 1999 ESPP through February 28, 2002, the following persons and groups purchased the number of shares of Common Stock listed below.

                                                                       WEIGHTED AVERAGE   TOTAL SHARES
NAME OF INDIVIDUAL                            TITLE/POSITION            PURCHASE PRICE     PURCHASED
------------------                            --------------           ----------------   ------------
David M. Stoner.....................  President and Chief Executive             NA                0
                                      Officer; Nominee for Class III
                                      Director
Nigel L. Evans......................  Executive Vice President and              NA                0
                                      Head of Global Energy Market
                                      Strategy
John A. Andrus(1)...................  Executive Vice President and          $16.02            1,307
                                      Chief Operating Officer

                                                                       WEIGHTED AVERAGE   TOTAL SHARES
NAME OF INDIVIDUAL                            TITLE/POSITION            PURCHASE PRICE     PURCHASED
------------------                            --------------           ----------------   ------------
Brian J. Scanlan....................  Executive Vice President,                 NA                0
                                      Future Products
Joseph P. Dwyer.....................  Executive Vice President and              NA                0
                                      Chief Financial Officer
Christopher S. Brothers(2)..........  Nominee for Class III Director            NA               NA
All current executive officers, as a
  group.............................  NA                                    $16.02            1,307
All current directors who are not
  executive officers, as a group....  NA                                        NA                0
All employees who are not executive
  officers, as a group..............  NA                                    $15.89          110,430

---------------

(1) Mr. Andrus is participating in the current plan period and is eligible to purchase an undeterminable number of shares of Common Stock on July 31, 2002, which is the end of the current plan period.

(2) Directors who are not employees of the Company are not eligible to participate in the 1999 ESPP.

     On March 8, 2002, the last reported sale price of the Common Stock on the Nasdaq National Market was $21.36 per share.

     Participation, Purchase of Shares and Purchase Price. Participation in the 1999 ESPP is voluntary. An eligible employee may participate in the 1999 ESPP by filing with the Company a completed payroll deduction authorization form on or before the applicable offering commencement date authorizing the Company to deduct not more than 10% of his compensation during the offering period. The participant is then deemed to have been granted an option on the applicable offering commencement date to purchase on the last business day of the plan period the largest number of whole shares of Common Stock that does not exceed the number that is obtained by dividing (A) the product of $2,083 and the number of whole months in such offering period by (B) the closing price of the Common Stock on the applicable offering commencement date. The purchase price for each share purchased will be 85% of the lesser of the closing price per share of the Common Stock on the first business day of an offering period or the last business day of such period, whichever is lower.

     If the employee continues to be a participant in the 1999 ESPP on the last business day of a plan period, he will be deemed to have exercised his option at the purchase price on that date and will be deemed to have purchased from the Company the number of full shares of Common Stock reserved for purposes of the 1999 ESPP that his accumulated payroll deductions on that date will pay for, up to the maximum number determined in the manner set forth above.

     No employee may be granted an option under the 1999 ESPP if, immediately after the grant, the employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total voting power or value of all classes of stock of the Company or any parent or subsidiary corporations. In addition, no employee may be granted an option under the 1999 ESPP which would give the employee the right to purchase stock under all of the stock purchase plans of the Company and its parent or subsidiary corporations at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.

     Deduction Changes and Withdrawal of Funds. A participant may decrease or discontinue payroll deductions once during any plan period by filing a new payroll deduction authorization form. However, a participant may not increase his payroll deduction during a plan period. A participant may also at any time prior to the close of business on the last business day in a plan period and for any reason permanently draw out the balance accumulated in his account and thereby withdraw from participation in the offering. Partial withdrawals are not permitted, and an employee may not begin participation again during the remainder of the plan period. The employee may participate in any subsequent offering in accordance with the terms and conditions established by the Board.

     Rights on Retirement, Death or Termination of Employment. If a participant ceases to be employed by the Company or a designated subsidiary of the Company for any reason, the payroll deductions credited to his account will be returned to him or, in the event of his death, paid to his beneficiary or estate.

     Rights Not Transferable. A participant may not transfer rights under the 1999 ESPP other than by will or the laws of descent and distribution, and rights are exercisable during the participant's lifetime only by the participant. In its sole discretion, the Board may provide that shares of Common Stock issuable upon the exercise of an option may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant for a period of up to 180 days from the exercise date of the applicable plan period; provided, however, that all participants exercising options during such plan period shall be subject to the same lock-up provisions; and provided further, however, that the Company provide all participants in such plan period with written notice of the lock-up provisions at least 10 days prior to the exercise date of such plan period.

     Merger. If the Company merges or consolidates with another corporation and the holders of the capital stock of the Company immediately prior to the merger or consolidation continue to hold at least 80% of the voting power of the capital stock of the surviving corporation, then the holder of each option outstanding under the 1999 ESPP will be entitled to receive at the next offering termination date upon exercise of the option for each share as to which the option will be exercised, the securities or property which a holder of one share of Common Stock would have been entitled to receive at the time of the merger or consolidation, and the Board will take such steps in connection with the merger or consolidation to make any adjustments under the 1999 ESPP as the Board deems equitable.

     In the event of a merger or consolidation of the Company other than one described in the immediately preceding sentence, or a sale of all or substantially all of the Company's assets while unexercised options remain outstanding under the 1999 ESPP, then:

     - after the effective date of such transaction, each holder of an outstanding option will be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction;

     - all outstanding options may be cancelled by the Board as of a date prior to the effective date of any transaction and all payroll deductions shall be paid out to the participants in the 1999 ESPP; or

     - all outstanding options may be cancelled by the Board as of the effective date of any such transaction, provided that notice of such cancellation will be given to each holder of an option, and each holder of an option will have the right to exercise such option in full based on payroll deductions then credited to his account as of a date determined by the Board, which date may not be less than 10 days preceding the effective date of such transaction.

     Amendment and Termination. The Board may amend the 1999 ESPP at any time in any respect and may terminate the 1999 ESPP at any time. Upon termination of the 1999 ESPP, all amounts in the accounts of participants will be promptly refunded.

FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the 1999 ESPP and with respect to the sale of Common Stock acquired under the 1999 ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     Tax Consequences to Participants. A participant will not have income upon enrolling in the 1999 ESPP or upon purchasing stock at the end of an offering.

     A participant may have both compensation income and capital gain income if the participant sells stock that was acquired under the 1999 ESPP at a profit (if sales proceeds exceed the purchase price). The amount of each type of income will depend on when the participant sells the stock. If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

     - 15% of the value of the stock on the day the offering commenced; and

     - the participant's profit.

     Any excess profit will be long-term capital gain.

     If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant's profit exceeds the compensation income, then the excess profit will be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     If the participant sells the stock at a loss (if sales proceeds are less than the purchase price), then the loss will be a long-term capital loss. This capital loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to Participants if the Company's Stockholders Do Not Approve the Amendment to the 1999 ESPP. Any increase in the aggregate number of shares which may be issued under the 1999 ESPP (other than an increase merely reflecting certain changes in capitalization) is treated as the adoption of a new plan requiring stockholder approval within 12 months of such adoption. In order for the 1999 ESPP to continue to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, the Company's stockholders must approve the increase in the number of shares authorized for issuance under the plan from 95,238 to 595,238 shares. If the Company's stockholders do not approve the amendment, the participant will have the following tax consequences. Options granted under the 1999 ESPP will be treated as nonstatutory stock options. The participant generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option on the exercise date over the purchase price.

     The participant will have a tax basis for such shares of Common Stock equal to the purchase price plus any income recognized upon the exercise of the option. Upon selling the shares, the participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the shares and the tax basis in the shares. This capital gain or loss will be a long-term capital gain or loss if the participant has held the shares for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the shares for a shorter period.

     Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE 1999 ESPP AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

        PROPOSAL 4 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of KPMG LLP as the Company's independent auditors for the current fiscal year. KPMG LLP replaced PricewaterhouseCoopers LLP ("PWC"), whom the Board voted to dismiss on May 19, 2000, at the recommendation of the Audit Committee. PWC acted as the Company's certifying auditors for the period from inception (April 29, 1998) through December 31, 1998 and for the year ended December 31, 1999. Neither of the PWC reports on the Company's financial statements for such periods contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During fiscal years 1998 and 1999 and the subsequent interim period prior to PWC's dismissal, there was no disagreement with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to their satisfaction, would have caused the auditors to make reference to the subject matter of the disagreement in connection with any report issued by them.

     On June 8, 2000, the Company engaged KPMG LLP to act as the Company's independent auditors. During 1998 and 1999 and the subsequent interim period prior to engaging KPMG LLP, the Company did not consult with KPMG LLP regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any subject matter of a disagreement or reportable event with the Company's former auditors.

     Audit Fees. KPMG LLP billed the Company an aggregate of $155,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

     Financial Information Systems Design and Implementation Fees. KPMG LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended 2001 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

     All Other Fees. KPMG LLP billed the Company an aggregate of $141,000 in other audit-related fees for services rendered to the Company and its affiliates for the fiscal year ended 2001. These fees related principally to an audit of a business acquired during the year and reviews of registration statements and issuances of consents.

     Although stockholder approval of the Board's selection of KPMG LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board will reconsider its selection of KPMG LLP.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2002 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy card for the 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting") must be received by the Secretary of the Company at its offices, 825 Third Avenue, 28th Floor, New York, New York 10022, by November 25, 2002.

     If a stockholder of the Company wishes to present a proposal before the 2003 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice so that it is delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not less than 70 days nor more than 90 days prior to April 24, 2003; provided, however, that in the event that the date of the 2003 Annual Meeting is advanced by more than 20 days, or delayed by more than 70 days, from April 24, 2003, notice by the stockholder must be so delivered or received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2003 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write Caminus Corporation at the following address or phone number: 825 Third Avenue, 28th Floor, New York, New York 10022, 212-515-3600. If you want to receive separate copies of the annual report and proxy statement in the future, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, telegraph and personal interviews. In addition, the Company retains the right to engage outside agencies to assist in the solicitation of proxies for the Annual Meeting. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will, at their request, reimburse them for their out-of-pocket expenses in this regard.

                                          By Order of the Board of Directors,

                                          DAVID M. STONER
                                          President and Chief Executive Officer

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

March 15, 2002

                                                                      Appendix A

                               CAMINUS CORPORATION

                            1999 STOCK INCENTIVE PLAN

1.    Purpose

      The purpose of this 1999 Stock Incentive Plan (the "Plan") of Caminus Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.    Eligibility

      All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant."

3.    Administration, Delegation

            (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

            (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

            (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.    Stock Available for Awards

            (a) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 502,312 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

            (b) Per-Participant Limit. Subject to adjustment under Section 8, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 450,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with
Section 162(m) of the Code ("Section 162(m)").

5.    Stock Options

            (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option."

            (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

            (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

            (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

            (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

            (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                  (1) in cash or by check, payable to the order of the Company;

                  (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                  (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

                  (4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

                  (5) by any combination of the above permitted forms of payment.

6.    Restricted Stock

            (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

            (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.    Other Stock-Based Awards

      The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.    Adjustments for Changes in Common Stock and Certain Other Events

            (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

            (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice (including electronic notice) to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

            (c) Acquisition Events

                  (1) Definition. An "Acquisition Event" shall mean: (a) any merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 60% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 60% or more of the combined voting power of the Company's then outstanding securities (other than through an acquisition of securities directly from the Company) by any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company

                  (2) Consequences of an Acquisition Event on Options. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                 Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice (including electronic notice) to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                  (3) Consequences of an Acquisition Event on Restricted Stock Awards. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall be assumed or substituted by and shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                  (4) Consequences of an Acquisition Event on Other Awards. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

                  (5) Consequences of Certain Terminations After an Acquisition Event. Each Option, Restricted Stock Award or other Award assumed or substituted pursuant to this Section 8(c) shall include a provision to the effect that such Option, Restricted Stock Award or other Award shall become immediately exercisable (or vested) in full if, on or prior to the first anniversary of the Acquisition Event, the Participant terminates his or her employment for Good Reason or is terminated without Cause by the surviving or acquiring corporation. "Good Reason" shall mean any significant diminution in the Participant's title, authority or responsibilities from and after such Acquisition Event or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event. "Cause" shall mean any willful misconduct by the Participant which affects the business reputation of the Company or willful failure by the Participant to perform his or her material responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company). The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

9.    Non-Competition

            (a) Non-Competition. As a condition to the issuance of Awards and shares of Common Stock issuable upon exercise of Awards (together with the Awards, "Securities") pursuant to the Plan, and as a means reasonably designed to protect the intellectual property, confidential and proprietary information of the Company, as long as the Participant owns Securities, the Participant will not, without the prior written consent of the Company based upon approval from the Board (or any successor entity of the Company), anywhere in the world, directly or indirectly, engage in, assist (financially or otherwise), associate with, or perform services (other than on behalf of the Company or any of its affiliates) in the Company Business, including, without limitation, whether such engagement, assistance, association or performance is as an individual, principal, officer, director, proprietor, employee, partner, stockholder or other investor (other than as a holder of less than five percent (5%) of the outstanding capital stock of a publicly traded corporation), creditor, guarantor, consultant, advisor, agent, sales representative or other participant, or otherwise permit his name to be used or employed with any such business. "Company Business" shall mean the business of the Company, including, without limitation, the business of developing, licensing, installing and maintaining commodities trading and risk management software and providing consulting and support services substantially related to such software activities to the foreign exchange, natural gas, crude oil, refined products and electric power industries.

            (b) Non-Interference. As long as a Participant owns Securities, no Participant shall, without the prior written consent of the Company, directly, indirectly or as an agent on behalf of or in conjunction with any person, firm, partnership, corporation or other entity, (a) hire, solicit, encourage the resignation of, or in any other manner seek to engage or employ any person who is then, or within the prior twelve (12) months has been, an employee of the Company or its affiliates, whether or not for compensation and whether as an officer, covenantor, consultant, advisor, independent sales representative, independent contractor or participant, or (b) except as may be appropriate to perform such Participant's employment duties for the Company, contact, solicit, service or otherwise have any dealings related to Company Business with any person or entity with whom the Company or its affiliates has a former, current or prospective business relationship or who is or was at any time during his employment with the Company (including any predecessor or successor entity) a customer or client of the Company or its affiliates, or a prospective customer or client to which the Company or its affiliates has made a written or oral business proposal.

            (c) Effect of Violation. In the event of a violation by a Participant of the provisions of this Section 9, then all Options held by such Participant shall be immediately null and void and non-exercisable, and the Company shall have the right, at any time after such event, to repurchase any shares of Common Stock issued in connection with Option exercises or other Awards ("Award Shares") owned by such Participant for an amount equal to the lesser of (i) the Fair Market Value of the Award Shares repurchased as of the date of such violation, and (ii) the price paid by the Participant for such Award Shares.

10.   General Provisions Applicable to Awards

            (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

            (b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine, it being understood that an electronic form of Award shall be deemed to be a written instrument for purposes of the Plan. Each Award may contain terms and conditions in addition to those set forth in the Plan.

            (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

            (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

            (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

            (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

            (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

            (h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

11.   Miscellaneous

            (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

            (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

            (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

            (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders as required by
Section 162(m) (including the vote required under Section 162(m)).

            (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.


                                          Approved by the Board of Directors
                                          on September 30, 1999

                                          Approved by the Stockholders
                                          on September 30, 1999

                               CAMINUS CORPORATION

                                 AMENDMENT NO. 1

                                       TO

                            1999 STOCK INCENTIVE PLAN


      Section 4(a) of the 1999 Stock Incentive Plan (the "Plan") of Caminus Corporation, a Delaware corporation, is hereby amended to increase from 502,312 to 1,218,943 the number of shares of Common Stock, $0.01 par value per share, authorized for issuance under the Plan.

      Except to the extent amended hereby, the Plan is in all respects hereby ratified and confirmed and shall continue in full force and effect.

                                    Adopted by the Board of Directors on
                                    November 2, 2000 and February 8, 2001.

                                    Approved by the Stockholders on May 2, 2001.

                               CAMINUS CORPORATION

                                 AMENDMENT NO. 2

                                       TO

                            1999 STOCK INCENTIVE PLAN


      Section 4(a) of the 1999 Stock Incentive Plan (the "Plan") of Caminus Corporation, a Delaware corporation, is hereby amended to increase from 1,218,943 to 1,418,943 the number of shares of Common Stock, $0.01 par value per share, authorized for issuance under the Plan.

      Except to the extent amended hereby, the Plan is in all respects hereby ratified and confirmed and shall continue in full force and effect.

                                    Adopted by the Board of Directors on
                                    February 12, 2002.

                                                                      Appendix B



                               CAMINUS CORPORATION


                        1999 EMPLOYEE STOCK PURCHASE PLAN

      The purpose of this Plan is to provide eligible employees of Caminus Corporation, a Delaware corporation (the "Company"), and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $0.01 par value per share (the "Common Stock"). Ninety-five thousand, two hundred thirty-eight (95,238) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

      1. Administration. The Plan will be administered by the Board or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

      2. Eligibility. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

            (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

            (b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; provided, however, that, with respect to the first Plan Period (as defined below), they have been employed by the Company or a Designated Subsidiary since December 31, 1999; and

            (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

      No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

      3. Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin on such date or dates as may be established by the Board or the Committee from time to time (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for its Offerings.

      4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office on or before the applicable Offering Commencement Date, as determined by the Board or the Committee from time to time. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

      5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction, as set forth below, from the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld.

      No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

      6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form.

However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

      7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

      8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

      9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Plan Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

      The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made. Notwithstanding the foregoing, in the event the first business day of a Plan Period is the effective date of the Registration Statement on Form S-1 relating to the Company's initial public offering of Common Stock, the closing price for such first business day shall be deemed to be the initial public offering price of the Common Stock.

      Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

      Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

      10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

      11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

      12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

      13. Transferability; Lock-up. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee. The Board or the Committee, in its sole discretion, may provide that shares of Common Stock issuable upon the exercise of an Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the employee for a period of up to 180 days from the Exercise Date of the applicable Plan Period (the "Lock-up Provisions"); provided, however, that all participants exercising Options during such Plan Period shall be subject to the same Lock-up Provisions; and provided further, however, that the Company shall provide all participants in such Plan Period with written notice (including electronic notice) of the Lock-up Provisions at least 10 days prior to the Exercise Date of such Plan Period.

      14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

      15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

      16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of
Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

      In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice (including electronic notice) of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

      17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

      18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

      19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

      20. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

      21. Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

      22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

      23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

      24. Effective Date and Approval of Shareholders. The Plan shall take effect upon the effectiveness of the Company's registration statement under the Securities Act of 1933, as amended, relating to the Company's initial public offering of Common Stock, subject to approval by the stockholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.



                                    Adopted by the Board of Directors
                                    on September 30, 1999


                                    Approved by the stockholders
                                    on September 30, 1999

                               CAMINUS CORPORATION

                                 AMENDMENT NO. 1

                                       TO

                        1999 EMPLOYEE STOCK PURCHASE PLAN


      Section 17 of the 1999 Employee Stock Purchase Plan (the "Plan") of Caminus Corporation, a Delaware corporation, is hereby amended and restated in its entirety as follows:

      "Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect."

      Except to the extent amended hereby, the Plan is in all respects hereby ratified and confirmed and shall continue in full force and effect.

                                    Approved by the Board of Directors on
                                    October 30, 2001.

                               CAMINUS CORPORATION

                                 AMENDMENT NO. 2

                                       TO

                        1999 EMPLOYEE STOCK PURCHASE PLAN



      The second sentence of the first paragraph of the 1999 Employee Stock Purchase Plan (the "Plan") of Caminus Corporation, a Delaware corporation, is hereby amended and restated in its entirety as follows:

      "Five hundred ninety-five thousand, two hundred thirty-eight (595,238) shares of Common Stock in the aggregate have been approved for this purpose."

      Except to the extent amended hereby, the Plan is in all respects hereby ratified and confirmed and shall continue in full force and effect.



                                    Approved by the Board of Directors on
                                    October 30, 2001.

                                                                      Appendix C




                               CAMINUS CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2002

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                   AND SHOULD BE RETURNED AS SOON AS POSSIBLE

The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) David M. Stoner, Lawrence D. Gilson and Joseph P. Dwyer, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of CAMINUS CORPORATION (the "Company") to be held on Wednesday, April 24, 2002, at 10:00 a.m., at The Penn Club, 30 West 44th Street, New York, NY, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 2, 3 AND 4.

     IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[x] Please mark your votes as in this example using dark ink only.

1. To elect the following two nominees for Class III Director to serve for the ensuing three years:

      Nominees:

      Christopher S. Brothers       [ ]  FOR BOTH             [ ]  WITHHOLD
      David M. Stoner                    NOMINEES                  AUTHORITY
                                        (EXCEPT AS MARKED          FOR BOTH
                                         BELOW)                    NOMINEES


   (Instruction: To withhold a vote for an individual nominee, write the name of such nominee in the space provided below. Your shares will be voted for the remaining nominee.)


                       ---------------------------------

2. To approve an amendment to the Company's 1999 Stock Incentive Plan, increasing the number of shares of the Company's Common Stock authorized for issuance thereunder from 1,218,943 to 1,418,943 shares.

      [ ] FOR                    [ ] AGAINST                   [ ] ABSTAIN

3. To approve an amendment to the Company's 1999 Employee Stock Purchase Plan, increasing the number of shares of the Company's Common Stock authorized for issuance thereunder from 95,238 to 595,238 shares.

      [ ] FOR                    [ ] AGAINST                   [ ] ABSTAIN

4. To ratify the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year.

      [ ] FOR                    [ ] AGAINST                   [ ] ABSTAIN

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

      A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 2, 3 AND 4 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.


MARK HERE                               MARK HERE IF YOU
FOR ADDRESS         [ ]                 PLAN TO ATTEND THE         [ ]
CHANGE AND                              MEETING
NOTE AT LEFT


                                    Dated: ________________________, 2002

                                    ___________________________________
                                                Signature

                                    ___________________________________
                                          Signature if held jointly

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER, GIVING FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON, GIVING FULL TITLE.